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                                                                    Exhibit 99.1


                          C-CUBE SEMICONDUCTOR II INC.

                                 PROMISSORY NOTE

Palo Alto, California                                                May 2, 2000
                                                                      12:15 p.m.

         FOR VALUE RECEIVED C-Cube Semiconductor II Inc., a Delaware corporation ("Company") promises to pay to C-Cube Microsystems Inc. ("Holder"), or its registered assigns, a principal sum equal to the Adjusted Principal Amount, or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to fifteen percent (15.00%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) June 29, 2000 (the "Due Date"), or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Holder or made automatically due and payable in accordance with the terms hereof.

         The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

         1. DEFINITIONS. As used in this Note, the following capitalized terms have the following meanings:

         "Adjusted Principal Amount" has the meaning given in the Waiver Agreement, dated as of the date hereof, between C-Cube Microsystems Inc. and Harmonic Inc.

         "Asset Sale" means any sale, transfer or other disposition (including by way of merger, consolidation or sale-leaseback transaction) in one transaction or a series of related transactions by the Company or any of its subsidiaries to any Person other than the Company or any of its subsidiaries of
(i) all or any of the capital stock of any subsidiary, (ii) all or substantially all of the property and assets of a division or line of business of the Company or any of its subsidiaries or (iii) any other property and assets of the Company or any of its subsidiaries outside the ordinary course of business of the Company or such subsidiary.

         "Company" includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of Company under this Note.

         "Event of Default" has the meaning given in Section 4 hereof.

         "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of operations, retained earnings and cash flow of such Person for such period, and balance sheets of such Person as of the end of such period, setting forth in each case in comparative

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form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding fiscal year, all prepared in reasonable detail and in accordance with GAAP. Unless otherwise indicated, each reference to Financial Statements of any Person shall be deemed to refer to Financial Statements prepared on a consolidated basis.

         "GAAP" shall mean generally accepted accounting principles as in effect in the United States of America from time to time.

         "Governmental Authority" shall mean any nation, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including any tribunal or arbitrator(s) of competent jurisdiction.

         "Holder" shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

         "Indebtedness" shall mean and include the aggregate amount of, without duplication (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations to pay the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business determined in accordance with GAAP), (iv) all obligations with respect to capital leases, (v) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (vi) all reimbursement and other payment obligations, contingent or otherwise, in respect of letters of credit and similar surety instruments, and (vii) all guaranty obligations with respect to the types of Indebtedness listed in clauses (i) through (vi) above.

         "Lien" shall mean any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement or any lease in the nature thereof) and any agreement to give or refrain from giving any of the foregoing.

         "Net Cash Proceeds" shall mean (a) with respect to any Asset Sale by any Person, cash or cash equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiror of Indebtedness or other obligations relating to such properties or assets) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred and all federal, state, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Sale, and (ii) appropriate amounts to be provided by such Person as a reserve in accordance with generally accepted accounting principals against any liabilities associated with such assets and retained by such Person after such Asset Sale, including, without limitation, liabilities under any indemnification obligations and severance and other employee termination costs associated with such Asset Sale; and (b) with respect to a debt or equity financing, the proceeds of such financing in the form of cash or cash equivalents, net of attorney's fees, accountant's fees and brokerage, consultation, underwriting, bank and other fees and expenses actually incurred in connection with such financing and, with respect to debt financing, net of any proceeds required by



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the terms of such financing to be held in an escrow account for the payment of interest and to secure amounts due with respect to such debt financing.

         "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Company to Holder of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note and the other Transaction Documents, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

         "Parent Guaranty" shall mean the Parent Guaranty, dated as of the date hereof, executed by C-Cube Semiconductor Inc. in favor of Lender.

         "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

         "Stock Pledge Agreement" shall mean the Stock Pledge Agreement, dated as of the date hereof, executed by C-Cube Semiconductor Inc. in favor of Lender.

         "Transaction Documents" shall mean this Note, the Parent Guaranty and the Stock Pledge Agreement.

         2. REPAYMENTS AND PAYMENTS OF PRINCIPAL AND INTEREST ON NOTES.

                  2.1 Interest. Interest is payable in cash on the earlier of the last business day of each calendar quarter and the Due Date.

                  2.2 Optional Prepayments of Note. The Company may, at its option, prepay all or, from time to time, part of the Note, at the principal amount so prepaid without penalty or premium, together with interest on the principal amount so prepaid accrued to the date fixed for such prepayment.

                  2.3 Notice of Prepayment to Holders. Not less than five (5) nor more than ten (10) days prior to the date fixed for each optional prepayment, the Company shall give notice thereof to the registered Holder, specifying the date fixed for prepayment and the aggregate principal amount to be prepaid on such date. Such notice shall also contain instructions for the delivery of the Note by the Holder to the Company. Such notice shall be irrevocable.

                  2.4 Mandatory Prepayments of Note. The Company shall prepay all or, from time to time, part of the Note, at the principal amount so prepaid without penalty or premium, together with



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interest on the principal amount so prepaid accrued to the date fixed for such prepayment within two business days of the consummation by the Company or C-Cube Semiconductor Inc. ("Parent") of (i) a debt or equity financing transaction with gross proceeds to the Company or Parent of at least One Hundred Million Dollars ($100,000,000) or (ii) an Asset Sale (other than an Asset Sale governed by the provisions of Section 3.4) having net proceeds in excess of Twenty-Five Million Dollars ($25,000,000). The amount of any such mandatory prepayment shall be equal to the Net Cash Proceeds of such debt or equity financing transaction or Asset Sale.

         3. CERTAIN COVENANTS. While any amount of principal or interest is outstanding under the Note:

                  3.1 Information Rights: Notices. Company shall furnish to Holder the following:

                           (a) Quarterly Financial Statements. Within forty-five
(45) days after the last day of each quarter, a copy of the Financial Statements of Company for such quarter and for the fiscal year to date, certified by the chief financial officer or controller of Company to present fairly the financial condition, results of operations and other information presented therein and to have been prepared in accordance with GAAP consistently applied, subject to normal year end adjustments and except that no footnotes need be included with such Financial Statements;

                           (b) Annual Financial Statements. Within ninety (90)
days after the close of each fiscal year of Company, (i) copies of the audited Financial Statements of Company for such year, audited by nationally recognized independent certified public accountants, (ii) copies of the unqualified opinions and management letters delivered by such accountants in connection with such Financial Statements, and (iii) a report containing a description of projected business prospects (including capital expenditures) and management's discussion and analysis of financial condition and results of operation of Company and its Subsidiaries;

                           (c) SEC Reports. As soon as possible and in no event
later than five (5) Business Days after they are sent, made available or filed, copies of all registration statements and reports filed by Company with the Securities and Exchange Commission and all reports, proxy statements and financial statements sent or made available by Company to its shareholders generally; and

                           (d) Notice of Defaults. Promptly upon the occurrence
thereof, written notice of the occurrence of any Event of Default hereunder.

                  3.2 Inspection Rights. Holder and its representatives shall have the right, at any time during normal business hours, upon reasonable prior notice, to visit and inspect the properties of Company and its corporate, financial and operating records, and make abstracts therefrom, and to discuss Company's affairs, finances and accounts with its directors, officers and independent public accountants.

                  3.3 Limitation on Sale and Leaseback Transactions. The Company may not enter into any direct or indirect arrangement pursuant to which its property is sold or transferred by the



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Company and is thereafter leased back from the purchaser thereof by the Company without the prior written consent of Holder.

                  3.4 Company May Consolidate, etc., Only on Certain Terms.

                           (a) The Company shall not consolidate with or merge
into any other Person or, directly or indirectly, convey, transfer, sell, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer, sell, lease or otherwise dispose of all or substantially all of its properties and assets to the Company, unless:

                           (b) in case the Company shall consolidate with or
merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an instrument, executed and delivered to the Holder, in form satisfactory to the Holder, the due and punctual payment of the principal of and accrued interest on this Note and the performance or observance of every covenant of this Note on the part of the Company to be performed or observed; and

                           (c) immediately after giving effect to such
transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

                  3.5 Limitation on Restricted Payments and Restrictions of Distributions from Subsidiaries. The Company will not permit any of its subsidiaries to, directly or indirectly, (i) declare or pay any dividend or make any distribution on or with respect to its capital stock (other than dividends or distributions payable solely in shares of its capital stock or in options, warrants or other rights to acquired shares of such capital stock) held by Persons other than the Company or any of its subsidiaries, (ii) purchase, redeem, retire or otherwise acquire for value any shares of capital stock of (A) the Company or a subsidiary (including options, warrants or other rights to acquire such shares of capital stock) held by any Person or (B) a subsidiary (including options, warrants or other rights to acquire such shares of capital stock) held by any affiliate of the Company (other than a wholly owned subsidiary) or any holder (or any affiliate of such holder) of 5% or more of the capital stock of the Company, (iii) make any voluntary or optional principal payment, or voluntary or optional redemption, repurchase, defeasance, or other acquisition or retirement for value, of Indebtedness of the Company that is subordinated in right of payment to the Note or (iv) make any investment (other than investments in cash equivalents) in any Person (such payments or any other actions described in clauses (i) through (iv) above being collectively "Restricted Payments") without the prior written consent of the Holder.

                  3.6 Limitation on Transactions with Affiliates. The Company will not, and will not permit any of its subsidiaries to, directly or indirectly, enter into, renew or extend any transaction



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(including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any affiliate of the Company or any subsidiary, except upon fair and reasonable terms no less favorable to the Company or such subsidiary than could be obtained, at the time of such transaction or, if such transaction is pursuant to a written agreement, at the time of the execution of the agreement providing therefor, in a comparable arm's length transaction with a Person that is not such an affiliate.

                  3.7 Limitation on Asset Sales. The Company will not, and will not permit any subsidiary to, consummate any Asset Sale without the prior written consent of the Holder, unless the net proceeds of such Asset Sale are used to prepay this Note in accordance with Section 2.4.

                  3.8 Liens. The Company shall not directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any asset, or any income or profits therefrom whether now owned or hereafter acquired, except:

                  (a) (i) Liens for taxes, assessments or charges of any Governmental Authority for claims that are not material and are not yet due or are being contested in good faith by appropriate proceedings and that have the effect of preventing forfeiture or sale of the assets to which such Liens attach, and, in each case, with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, bankers and other Liens imposed by law and created in the ordinary course of business for amounts that are not material and that are not overdue by more than 30 days or that are being contested in good faith by appropriate proceedings that have the effect of preventing forfeiture or sale of the assets to which such Liens attach, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (iii) Liens incurred and deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance (including by way of surety bonds or appeal bonds) of tenders, bids, leases, contracts, statutory obligations or similar obligations or arising as a result of progress payments under contracts, in each case in the ordinary course of business and not relating to the repayment of debt; (iv) easements, rights-of-way, covenants, consents, reservations, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded) that do not materially interfere with the ordinary conduct of business, materially detract from the value of the asset to which they attach or materially impair the use thereof; (v) building restrictions, zoning laws and other statutes, laws, rules, regulations, ordinances and restrictions; and (vi) leases or subleases granted in the ordinary course of business to others not materially interfering with the business of, and consistent with past practices of, the Company, provided that clauses (i), (ii) and (iii) shall not apply to (A) Liens in favor of any Governmental Authority for damages, losses, costs and expenses that are incurred at any time as a result of the existence of hazardous materials upon, about or beneath any real property of the Company, or (B) Liens imposed under ERISA;

                  (b) any attachment or judgment Lien not constituting an Event of Default;

                  (c) Liens upon any equipment acquired or held by the Company to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the



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acquisition of such equipment, so long as (i) such Lien extends only to the equipment financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto and (ii) such Lien attaches within 120 days of the date of acquisition of such equipment; and

                  (d) other Liens incidental to the conduct of the business or the ownership of the assets of the Company that (i) were not incurred in connection with borrowed money, (ii) do not in the aggregate materially detract from the value of the assets subject thereto or materially impair the use thereof in the operation of such business and (iii) do not secure obligations aggregating in excess of $250,000.

         4. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Note and the other Transaction
Documents:

                  4.1 Failure to Pay. Company shall fail to pay (i) when due any principal payment on the due date hereunder or (ii) any interest or other payment required under the terms of this Note or any other Transaction Document on the date due; or

                  4.2 Breaches of Certain Covenants. Company shall fail to observe or perform any covenant, obligation, condition or agreement set forth in
Section 3 of this Note; or

                  4.3 Breaches of Other Covenants. Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents (other than those specified in Sections 4.1 and 4.2) and such failure shall continue for fifteen (15) days; or

                  4.4 Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of Company to Holder in writing in connection with this Note or any of the other Transaction Documents, or as an inducement to Holder to enter into this Note and the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

                  4.5 Other Payment Obligations. Company shall (i) fail to make any payment when due under the terms of any bond, debenture, note or other evidence of Indebtedness to be paid by such Person (excluding this Note and the other Transaction Documents but including any other evidence of Indebtedness of Company or any of its Subsidiaries to Holder) and such failure shall continue beyond any period of grace provided with respect thereto, or (ii) default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of Indebtedness, and the effect of such failure or default is to cause, or permit the holder or holders thereof to cause, Indebtedness in an aggregate amount of One Million Dollars ($1,000,000) or more to become due prior to its stated date of maturity; or

                  4.6 Voluntary Bankruptcy or Insolvency Proceedings. Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors,



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(iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

                  4.7 Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement; or

                  4.8 Judgments. A final judgment or order for the payment of money in excess of One Million Dollars ($1,000,000) (exclusive of amounts covered by insurance issued by an insurer not an Affiliate of Company) shall be rendered against Company and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of Company and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy; or

                  4.9 Transaction Documents. Any Event of Default (as defined in any other Transaction Document) shall occur under any other Transaction Document or any Transaction Document or any material term thereof shall cease to be, or be asserted by Company not to be, a legal, valid and binding obligation of Company enforceable in accordance with its terms.

         5. RIGHTS OF HOLDER UPON DEFAULT. Upon the occurrence or existence of any Event of Default (other than an Event of Default, referred to in Sections
4.6 and 4.7) and at any time thereafter during the continuance of such Event of Default, Holder may, by written notice to Company, declare all outstanding Obligations payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 4.6 and 4.7, immediately and without notice, all outstanding Obligations payable by Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.



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         6. SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer described in Section 8 below, the rights and obligations of Company and Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

         7. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified upon the written consent of Company and Holder.

         8. ASSIGNMENT BY COMPANY. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of Holder except in connection with an assignment in whole to a successor corporation to Company, provided that such successor corporation acquires all or substantially all of Company's property and assets and Holder's rights hereunder are not impaired.

         9. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses of the parties as set forth in the Tax Sharing Agreement or on the register maintained by Company. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

         10. PAYMENT. Payment shall be made in lawful tender of the United
States.

         DEFAULT RATE; WAIVER; USURY LAWS. In the event that any payment of principal or interest provided for herein is not paid by Company when due (including the entire unpaid balance of this Note in the event such amount is made immediately due and payable pursuant to the terms hereof), then Company shall pay interest on the such amounts not paid when due at a rate per annum equal to the rate otherwise applicable hereunder plus two percent (2%). During any period in which an Event of Default has occurred and is continuing, Company shall pay interest on the unpaid principal balance hereof at a rate per annum equal to the rate otherwise applicable hereunder plus five percent (5%). The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company or the Parent (in respect of the related Parent Guaranty) from paying all or any portion of the principal of or interest on the Note as contemplated herein, whenever enacted, now or at any time hereafter in force, or which may materially affect the covenants in or the performance of this Note in a manner inconsistent with the provisions of this Note and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such power as though no such law had been enacted.

         11. EXPENSES; WAIVERS. If action is instituted to collect this Note, Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.



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         12. GOVERNING LAW. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.



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         IN WITNESS WHEREOF, Company has caused this Guaranty to be executed as of the date first written above.

                                    C-CUBE SEMICONDUCTOR INC.
                                    a Delaware corporation


                                    By:  /s/ UMESH PADVAL
                                        ----------------------------------------
                                    Title:   President and
                                             Chief Executive Officer
                                          --------------------------------------


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